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                                                                   EXHIBIT 10(k)

                                    JWP INC.

                             1992 STOCK OPTION PLAN

  1. Purpose. The JWP INC. 1992 Stock Option Plan (the "Plan") is intended to
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further the interests of JWP INC. (the "Company") by providing added incentives to key employees of the Company and its subsidiaries to work toward the continued growth and success of the Company and by attracting capable personnel and encouraging them to remain in the employ of the Company.

  2. Construction. The Plan is intended to allow the granting of options which
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will be "Incentive Stock Options" as defined in Section 422A of the Internal
Revenue Code of 1986, as the same may from time to time be amended (the "Code"), and options that are not Incentive Stock Options ("nonqualified stock options"). Except with respect to options designated as nonqualified stock options, all terms and conditions of the Plan and any option agreements or other instruments evidencing the grant of options pursuant hereto shall be construed in accordance with provisions of the Code applicable to Incentive Stock Options.

  3. Administration of the Plan. The Plan shall be administered by a committee
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(the "Committee") which shall be either the Compensation and Personnel
Committee of the Company or a committee of three (3) or more directors to be appointed by the Board of Directors of the Company. The members of the Committee shall serve for such terms as the Board of Directors shall

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determine. The Board may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Act of 1934.

  Subject to the express provisions of the Plan, the Committee shall have the authority in its discretion to determine the individuals to receive options and the terms and provisions of the respective option agreements (which need not be uniform), including without limitation (i) the times when such options shall be granted, (ii) the option price of each option, (iii) the period during which, and the terms upon which, each option, may be exercised (and the Committee may, subsequent to the granting of the option accelerate the time when it may be exercised), (iv) the number of shares to be subject to each option, (v) the adjustment, if any, in the exercise price of an option and the number of shares subject to any option upon the happening of any event described in Paragraph 4, and (vi) whether an option shall be an Incentive Stock Option. The Committee may incorporate in any option such other terms and conditions, not inconsistent with the Plan, as it deems appropriate. The Committee may, subject to the consent of the holder of an option, amend the terms of such option agreement. The Committee shall also have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the fair market value of the stock of the

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Company on the date of granting any option, and to make all other determinations necessary or advisable for administering the Plan. The Committee may require an optionee to assent, prior to the exercise of an option, to the imposition of restrictive provisions for a period determined by the Committee (which shall not be longer than one year from the date of exercise of the option) requiring the re-offer to the Company (on terms and conditions determined by the Committee in its discretion) of shares acquired on such exercise in the event that the optionee's employment with the Company terminates (other than by reason of death) during the period of such restrictive provisions, and may require, if the Committee shall so determine, the surrender for cancellation to the Company of other options held by the optionee in connection with the grant or continued effectiveness of options granted hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option, in the manner and to the extent that it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determination of the Committee on matters referred to in this paragraph shall be final and conclusive.

  The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or

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determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

  4. Amount of Stock Subject to the Plan. The stock which shall be subject to
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options shall be Common Stock of the Company, par value $.10 per share. The total number of shares of Common Stock of the Company which may be sold pursuant to options granted under the Plan shall not exceed 2,500,000 shares. The shares sold under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. In the event that any option granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under the options shall be available again for the grant of further options under the Plan.

  In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or the like, the aggregate number and class of shares issuable hereunder shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

  5. Eligibility. Options may be granted only to employees of the Company or a
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subsidiary of the Company, who, in the judgment of the Committee, are in positions to contribute significantly to the Company's or such other corporations'

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success. For this purpose the term "subsidiary" shall have the meaning ascribed to it in Section 425 of the Code. The term "employees" shall include officers of the Company and its subsidiaries and shall include directors who are also employees of the Company or of a subsidiary of the Company. No member of the Board of Directors who is not an employee shall be eligible to receive an option under the Plan. No person shall be eligible to receive an option while serving as a member of the Committee.

  6. Limitation on Amount of Options. Except to the extent that the Committee
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designates all or a portion of an option as a nonqualified stock option, the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted an option which first becomes exercisable in any calendar year under the Plan (and under all incentive stock options) shall not exceed $100,000.

  7. Price. Subject to the provisions of Paragraph 10, the purchase price of
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the Common Stock provided under each Incentive Stock Option granted pursuant to the Plan shall be not less than the fair market value of such stock, as determined by the Committee, at the time of the granting of the option. The exercise price of an option which is designated as a nonqualified stock option shall be determined by the Committee at the time option is granted.

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  8. Period of Option and Certain Limitations on the Right to Exercise. Subject
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to the provisions of Paragraph 10, the term of any Incentive Stock Option shall not be more than ten years from the date of granting the option. The term of any nonqualified stock option shall be for such period as the Committee shall determine at the time of the granting of the option.

  The Committee may condition the exercise of an option upon the employee's remaining in the continuous employ of the Company or a subsidiary of the Company for a period to be determined by the Committee or other conditions as the Committee may deem appropriate. Except as provided in this Paragraph and in Paragraph 12, the holder of an Incentive Stock Option must at all times during the period beginning on the date of grant of the Incentive Stock Option and ending on the day three months before the date of exercise, be an employee of either the Company or a subsidiary of the Company. The holder of an Incentive Stock Option shall be deemed to be in the employ of the Company during any period of military, sick leave or other leave of absence meeting the requirements of Section 1.421-7(h)(2) of the Federal Income tax Regulations or any similar or successor section. The Committee may provide similar restrictions with respect to the exercise of non-qualified stock options.

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  No Incentive Stock Option shall be affected by any change of duties or position of the optionee or holder (including transfer to or from a subsidiary) so long as he continues to be an employee of the Company or one of its subsidiaries.

  The Committee may, in its sole discretion, impose exercise periods of less than ten years for Incentive Stock Options and more than ten years for nonqualified stock options.

  9. Exercise of Options. An option may be exercised by an employee as to all
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or a part of the shares covered thereby by giving written notice to the
Company, at its principal office, directed to the attention of its Secretary, accompanied by payment of the option price in full for shares being purchased. The payment of the option price shall be either in cash or, subject to any conditions set forth in the option agreement, by delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price for the shares being acquired, or by any combination of cash and such shares. An option shall not be exercisable unless the person exercising the option makes payment to the Company in full in United States Dollars by cash or check of such amount as is sufficient to satisfy the Company's obligation, if any, to withhold Federal, state and local taxes by reason of such exercise or make such other arrangement satisfactory to the Committee as will enable the Company to satisfy such obligation.

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  Unless there is in effect at the time of exercise a registration statement under the Securities Act of 1933 (the "Act") permitting the resale to the public of shares acquired under the Plan (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) for the
Act), the holder of the option shall, unless determined by the Committee that such is not required, (i) represent and warrant in writing to the Company that the shares acquired are being acquired for investment and not with a view to the distribution thereof, (ii) acknowledge that the shares acquired may not be sold unless registered for sale under the Act or pursuant to an exemption from such registration, and (iii) agree that the certificates evidencing such shares shall bear a legend to the effect of clauses (i) and (ii). If, subsequent to any such acquisition for investment, there should become effective under the Act a registration statement permitting the resale to the public for shares so acquired and, if required, there is available for delivery by the optionee a prospectus meeting the requirements of Section 10(a)(3) for the Act, then any representations and warranties previously made that such shares were being acquired for investment and not with a view to the distribution thereof shall not preclude the holder of the option from selling such shares pursuant to the registration statement and in the event of any such sale the holders of such shares

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shall be released from such representations and warranties with respect to shares sold by them pursuant to such registration statement.

  10. Certain 10% Shareholders. Except in a case where the Committee shall
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designate an option as a nonqualified stock option, the Committee shall not grant an option to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date the option is granted.

  11. Nontransferability of Options. No option granted under the Plan shall be
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transferable otherwise than by will or by the laws of descent and distribution and an option may be exercised during the lifetime of the optionee only by him.

  12. Death or Disability of an Optionee. In the event of the death of an
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optionee under the Plan while he is employed by the Company or a subsidiary of the Company, the option theretofore granted to him may be exercised, during such period after his death as the Committee shall determine at the time of granting the option, by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution or, if appropriate, by the legal representative of

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the estate of the deceased employee, but only during the option period and only if and to the extent that the employee was entitled to exercise the option at the date of his death.

  If the optionee's employment terminates on account of disability, the Committee may determine that he may exercise the option at any time within one year from the termination of his employment, but only to the extent he was entitled to exercise it at the date of such termination and only during the option period. "Disability" shall have the meaning ascribed to it in Section 22(e)(3) of the Code.

  13. Rights as a Stockholder. The holder of an option shall not have any of
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the rights of a stockholder of the company with respect to the shares subject to an option until a certificate or certificates for such shares shall have been issued upon the exercise of the option.

  14. Right to Terminate Employment. Nothing in the plan or in any option
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granted under the Plan shall confer upon any optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the employment of the optionee at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its subsidiaries and the optionee.

  15. Use of Proceeds. The proceeds received from the sale of shares pursuant
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to the Plan will be used for general corporate purposes.

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  16. Amendment and Termination. Unless the Plan theretofore shall have been
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sooner terminated as hereinafter provided, the Plan shall terminate on June 30,
2002 and no option under it shall be granted thereafter. The Board of Directors of the Company at any time prior to that date may terminate the Plan, or make such amendments to it as the Board of Directors shall deem advisable; provided, however, that following stockholder approval of the Plan and except as provided in Paragraph 4 hereof, the Board of Directors may not, without stockholder authorization, increase the maximum number of shares as to which options may be granted under the Plan or change the class of persons eligible to receive options under the Plan. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his option or affect his right under the option.

  17. Effective Date. The Plan is effective as of July 1, 1992.
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  18. Stockholder Approval. The Plan shall be submitted to the stockholders of
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the Company for their approval before June 30, 1994. No option granted hereunder to an officer of the Company, if any, shall be exercisable unless and until such approval has been obtained. The stockholders shall be deemed to have approved the Plan only if it is approved at a meeting of the stockholders duly held before June 30, 1994, by vote taken in the manner required by the laws of the State of Delaware.

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